UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	4/30
Date of reporting period:	10/31/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS HEALTH CARE FUND (Class A, B, C and I)

FORM N-CSR

Item 1.	Reports to Stockholders.

2

Dreyfus Health Care Fund

SEMIANNUAL REPORT October 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
29	Information About the Review and Approval
of the Fund’s Management Agreement

FOR MORE INFORMATION
Back Cover

Dreyfus Health Care Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Health Care Fund, covering the six-month period from May 1, 2009, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2009, through October 31, 2009, as provided by Daphne Karydas and Charles Silberstein, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended October 31, 2009, Dreyfus Health Care Fund’s Class A shares produced a total return of 12.96%, Class B shares returned 12.55%, Class C shares returned 12.57% and Class I shares returned 13.07%.1 In comparison, the fund’s benchmark, the S&P North American Health Care Sector IndexTM, produced a 17.34% total return, and the broader stock market, as measured by the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 20.02% total return for the same period.2,3 During the reporting period, the U.S. economy showed signs of emerging from the deepest recession since the 1930s,driving stock market averages higher as investors regained a degree of confidence that the worst was over.While the health care sector participated in the rally to a significant degree, uncertainty surrounding the impact of proposed national health care reform legislation on reimbursements for medical products and services inhibited some of the sector’s gains. As a result, the fund’s benchmark, which tracks the performance of health care stocks, trailed the broader S&P 500 Index.The fund’s performance lagged its benchmark, largely due to a few individual stock-specific disappointments.

In November 2009, The Board of Trustees of Dreyfus Opportunity Funds approved the liquidation of Dreyfus Health Care Fund, effective on or about January 13, 2010. Accordingly, effective on or about December 1, 2009, no new or subsequent investments in the fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the fund, if the fund was established as an investment option under the plans before December 1, 2009, and investments made pursuant to the fund’s automatic investment plans will continue, until the fund is liquidated.

In addition, effective on or about December 1, 2009, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A shares of the fund will be waived on any redemption of such fund shares.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the stocks of health care and health care-related sectors.When choosing stocks, we use fundamental analysis to find com-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

panies that have strong industry positions in major product lines, attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth.We also analyze various health care sectors, focusing on trends affecting health care spending, as well as changes in government regulation, technology, products and services. Based on this analysis,the fund may overweight or underweight certain health care sec-tors.The fund will invest in a combination of growth and value stocks, and typically will maintain exposure to the major health care sectors.

Stock Market Rebounded After the Downturn

After months of contraction, the U.S. economy appeared to stabilize in the spring of 2009 as aggressive remedial measures adopted by government and monetary authorities seemed to gain traction.While traditional lagging indicators, such as the unemployment rate, continued to worsen, several leading indicators showed signs of renewed growth. The stock market, often seen as a forward-looking indicator of economic health, began to rebound in early March 2009 and continued to rise throughout the reporting period, supported by gradually improving business and consumer sentiment.

While the health care sector participated in the stock market’s rebound, proposed national health care reform legislation taking shape in Congress threatened to undermine future revenues in some health care industries.As the legislation wound its way through the lawmaking process, it shed some of its more potentially damaging provisions. Nevertheless, uncertainties surrounding the legislation caused health care stocks to trail broad market averages during the reporting period.

Adding Value in Several Areas

The fund participated in the market’s overall advance and achieved above-average returns in several areas. More specifically, the fund emphasized life sciences companies poised to benefit from federal stimulus spending. Several such holdings performed notably well, led by Thermo Fisher Scientific, Life Technologies and Qiagen N.V., all of which posted stronger-than-expected quarterly results and offered encouraging earnings guidance. In the pharmaceutical area, the fund maintained underweighted exposure to several relatively weak performers, focusing instead on stronger performing companies, such as Merck & Co. and Pfizer, where we saw better long-term prospects. Similarly, in the medical technology industry, the fund did not hold Medtronics during the reporting period in favor of stronger performers, such as Zimmer Holdings and Hospira.

A few individual holdings in other areas further bolstered the fund’s relative results. Drug manufacturer Alexion Pharmaceuticals gained ground by advancing its drug development program.Two biotechnol-ogy holdings, Incyte and Human Genome Sciences, reported significant progress in the development of treatments for major disorders.

A Few Stock-Specific Disappointments

On the other hand, some of the fund’s positions detracted from its returns relative to the benchmark. The most significant of these was the fund’s underweighted exposure to specialty pharamceutical maker Alcon, which rose sharply on the strength of better-than-expected earnings and revenues. Other disappointments during the reporting period included diagnostic products developer Myriad Genetics, which reported weak earnings; and cardiac monitoring device maker CardioNet, which was subject to a reduced reimbursement rate from a regional Medicare contractor.

Continuing to Emphasize Innovation

As of the end of the reporting period, we have maintained the fund’s bias in favor of innovative companies offering products and services that, in our judgment, are likely to command strong pricing power by meeting essential medical needs.We have found a relatively large number of investment opportunities meeting our criteria in the areas of biotechnology, life sciences and pharmacy benefit management. The fund is currently underweighted in the pharmaceuticals, medical technology and health services industry groups.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — In February 2007, Standard & Poor’s acquired the Goldman Sachs Health Care Index which was at that time renamed S&P GSSI Health Care.As of March 6, 2008, S&P GSSI Health Care was renamed S&P North American Health Care Sector Index.The index return reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Health Care Sector Index is a capitalization- weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.Total returns are calculated on a month-end basis.
3	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Health Care Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.86	$ 12.86	$ 12.86	$ 7.52
Ending value (after expenses)	$1,129.60	$1,125.50	$1,125.70	$1,130.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.39	$ 12.18	$ 12.18	$ 7.12
Ending value (after expenses)	$1,016.89	$1,013.11	$1,013.11	$1,018.15

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for
Class C and 1.40% for Class I Shares, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS October 31, 2009 (Unaudited)

Common Stocks—98.3%	Shares	Value ($)
Biotechnology—30.7%
Acorda Therapeutics	7,760 [a]	168,625
Alexion Pharmaceuticals	14,710 [a]	653,271
Amgen	18,810 [a]	1,010,661
Amylin Pharmaceuticals	8,110 [a]	89,534
Array BioPharma	29,400 [a]	52,626
Biogen Idec	2,480 [a]	104,482
BioMarin Pharmaceutical	23,560 [a,b]	366,594
Celgene	11,850 [a]	604,942
Cephalon	4,950 [a,b]	270,171
Dendreon	9,530 [a,b]	240,823
Exelixis	21,400 [a]	130,112
Gilead Sciences	22,050 [a]	938,228
Halozyme Therapeutics	16,900 [a,b]	102,414
Human Genome Sciences	22,830 [a,b]	426,693
Incyte	35,270 [a]	207,740
InterMune	7,660 [a,b]	92,533
Life Technologies	3,540 [a]	166,982
MAP Pharmaceuticals	18,210 [a,b]	149,686
Medivation	7,480 [a,b]	190,890
Myriad Genetics	4,740 [a]	115,087
Onyx Pharmaceuticals	4,850 [a,b]	129,010
OSI Pharmaceuticals	3,810 [a]	122,758
Pharmasset	8,184 [a]	153,696
Qiagen	6,770 [a]	141,019
Regeneron Pharmaceuticals	8,800 [a]	138,160
Rigel Pharmaceuticals	22,140 [a]	141,917
Vertex Pharmaceuticals	21,720 [a,b]	728,923
		7,637,577
Distributors—1.3%
AmerisourceBergen	9,770	216,405
McKesson	1,720	101,016
		317,421

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Drug Retail—4.3%
CVS Caremark	20,239	714,437
Walgreen	9,460	357,872
		1,072,309
Managed Health Care—3.1%
Aetna	9,480	246,764
CIGNA	18,360	511,142
		757,906
Medical Technology—19.2%
Agilent Technologies	5,600 [a]	138,544
Baxter International	4,880	263,813
Boston Scientific	45,670 [a]	370,840
CardioNet	9,220 [a,b]	54,490
Covidien	22,200	935,064
Hospira	10,140 [a]	452,650
Inverness Medical Innovations	6,380 [a]	242,504
Mettler-Toledo International	3,180 [a]	310,050
St. Jude Medical	12,690 [a]	432,475
Thermo Fisher Scientific	11,380 [a]	512,100
Waters	3,870 [a]	222,254
Wright Medical Group	9,880 [a]	160,550
Zimmer Holdings	12,856 [a]	675,840
		4,771,174
Pharmaceutical—22.5%
Abbott Laboratories	17,850	902,674
Bayer, ADR	1,840	127,328
Bristol-Myers Squibb	33,800	736,840
Forest Laboratories	4,400 [a]	121,748
Johnson & Johnson	8,550	504,878
King Pharmaceuticals	24,610 [a]	249,299
Merck & Co.	32,880	1,016,978

Common Stocks (continued)	Shares	Value ($)
Pharmaceutical (continued)
Pfizer	71,390	1,215,772
Roche Holding, ADR	7,890	314,811
Sanofi-Aventis, ADR	10,870	401,320
		5,591,648
Services—9.5%
Covance	4,810 [a,b]	248,581
DaVita	2,520 [a]	133,636
Express Scripts	10,650 [a]	851,148
Icon, ADR	5,400 [a]	133,380
Medco Health Solutions	8,840 [a]	496,101
MEDNAX	2,700 [a]	140,184
Universal Health Services, Cl. B	6,490	361,169
		2,364,199
Specialty Pharmaceuticals—7.7%
Alcon	1,820	259,878
Auxilium Pharmaceuticals	8,550 [a]	268,983
Medicis Pharmaceutical, Cl. A	6,150	130,196
Mylan	18,770 [a,b]	304,825
Salix Pharmaceuticals	11,200 [a]	205,968
Shire, ADR	7,990	425,867
Teva Pharmaceutical Industries, ADR	6,040	304,899
		1,900,616
Total Common Stocks
(cost $21,963,490)		24,412,850

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $505,000)	505,000 [c]	505,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—11.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,899,587)	2,899,587 [c]	2,899,587

Total Investments (cost $25,368,077)	112.0%	27,817,437
Liabilities, Less Cash and Receivables	(12.0%)	(2,974,760)
Net Assets	100.0%	24,842,677

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan.At October 31, 2009, the total market value of the fund’s securities on loan is $2,762,504 and the total market value of the collateral held by the fund is $2,899,587.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Biotechnology	30.7	Specialty Pharmaceuticals	7.7
Pharmaceutical	22.5	Drug Retail	4.3
Medical Technology	19.2	Managed Health Care	3.1
Money Market Investments	13.7	Distributors	1.3
Services	9.5		112.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,762,504)—Note 1(b):
Unaffiliated issuers			21,963,490	24,412,850
Affiliated issuers			3,404,587	3,404,587
Cash				30,638
Receivable for shares of Beneficial Interest subscribed				38,115
Dividends and interest receivable				23,465
Prepaid expenses				26,930
				27,936,585
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				20,884
Liability for securities on loan—Note 1(b)				2,899,587
Payable for shares of Beneficial Interest redeemed				129,907
Accrued expenses				43,530
				3,093,908
Net Assets ($)				24,842,677
Composition of Net Assets ($):
Paid-in capital				29,146,658
Accumulated Investment (loss)—net				(95,519)
Accumulated net realized gain (loss) on investments				(6,657,822)
Accumulated net unrealized appreciation
(depreciation) on investments				2,449,360
Net Assets ($)				24,842,677

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	20,643,359	712,935	3,415,542	70,841
Shares Outstanding	1,517,829	55,609	266,680	5,119
Net Asset Value Per Share ($)	13.60	12.82	12.81	13.84

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $545 foreign taxes withheld at source):
Unaffiliated issuers	124,532
Affiliated issuers	492
Income from securities lending—Note 1(b)	3,457
Total Income	128,481
Expenses:
Management fee—Note 3(a)	113,643
Shareholder servicing costs—Note 3(c)	85,014
Registration fees	36,477
Auditing fees	17,623
Distribution fees—Note 3(b)	15,757
Legal fees	10,575
Prospectus and shareholders’ reports	8,933
Custodian fees—Note 3(c)	6,009
Trustees’ fees and expenses—Note 3(d)	484
Interest expense—Note 2	26
Miscellaneous	8,345
Total Expenses	302,886
Less—reduction in management fee due to undertaking—Note 3(a)	(74,219)
Less—reduction in fees due to earnings credits—Note 1(b)	(4,667)
Net Expenses	224,000
Investment (Loss)—Net	(95,519)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	124,206
Net unrealized appreciation (depreciation) on investments	2,893,452
Net Realized and Unrealized Gain (Loss) on Investments	3,017,658
Net Increase in Net Assets Resulting from Operations	2,922,139

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2009	Year Ended
	(Unaudited)	April 30, 2009[a]
Operations ($):
Investment (loss)—net	(95,519)	(176,264)
Net realized gain (loss) on investments	124,206	(6,597,768)
Net unrealized appreciation
(depreciation) on investments	2,893,452	(1,840,634)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,922,139	(8,614,666)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(33,307)
Class B Shares	—	(1,970)
Class C Shares	—	(5,481)
Class I Shares	—	(378)
Class T Shares	—	(706)
Total Dividends	—	(41,842)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,117,348	39,402,079
Class B Shares	4,175	259,304
Class C Shares	705,886	2,399,159
Class I Shares	13,129	160,097
Class T Shares	—	369,187
Dividends reinvested:
Class A Shares	—	29,983
Class B Shares	—	1,646
Class C Shares	—	2,883
Class I Shares	—	348
Class T Shares	—	627
Cost of shares redeemed:
Class A Shares	(8,648,975)	(21,164,092)
Class B Shares	(208,209)	(502,837)
Class C Shares	(633,077)	(883,397)
Class I Shares	(32,813)	(193,886)
Class T Shares	—	(518,700)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,682,536)	19,362,401
Total Increase (Decrease) in Net Assets	239,603	10,705,893
Net Assets ($):
Beginning of Period	24,603,074	13,897,181
End of Period	24,842,677	24,603,074
Undistributed investment (loss)—net	(95,519)	—

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	October 31, 2009	Year Ended
	(Unaudited)	April 30, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	456,409	2,710,216
Shares issued for dividends reinvested	—	2,402
Shares redeemed	(661,855)	(1,618,748)
Net Increase (Decrease) in Shares Outstanding	(205,446)	1,093,870
Class Bb
Shares sold	348	19,101
Shares issued for dividends reinvested	—	139
Shares redeemed	(16,423)	(37,644)
Net Increase (Decrease) in Shares Outstanding	(16,075)	(18,404)
Class C
Shares sold	56,067	184,822
Shares issued for dividends reinvested	—	244
Shares redeemed	(50,276)	(70,559)
Net Increase (Decrease) in Shares Outstanding	5,791	114,507
Class I
Shares sold	1,000	10,560
Shares issued for dividends reinvested	—	28
Shares redeemed	(2,348)	(15,370)
Net Increase (Decrease) in Shares Outstanding	(1,348)	(4,782)
Class Tc
Shares sold	—	26,179
Shares issued for dividends reinvested	—	52
Shares redeemed	—	(39,938)
Net Increase (Decrease) in Shares Outstanding	—	(13,707)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended October 31 2009, 8,580 Class B shares representing $109,059 were automatically converted to 8,106 Class A shares and during the period ended April 30, 2009, 10,545 Class B shares representing $148,004 were automatically converted to 10,022 Class A shares.
c	On the close of business on February 4, 2009, 11,918 Class T shares representing $151,840 were automatically converted to 11,573 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
October 31, 2009			Year Ended April 30,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.03	15.80	16.90	15.11	14.24	13.98
Investment Operations:
Investment (loss)—net[a]	(.04)	(.09)	(.12)	(.10)	(.13)	(.09)
Net realized and unrealized
gain (loss) on investments	1.61	(3.66)	(.05)	2.51	1.05	.58
Total from Investment Operations	1.57	(3.75)	(.17)	2.41	.92	.49
Distributions:
Dividends from net realized
gain on investments	—	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	13.60	12.03	15.80	16.90	15.11	14.24
Total Return (%)[b]	12.96[c]	(23.65)	(1.15)	16.31	6.51	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29[d]	2.05	2.36	2.71	2.61	3.69
Ratio of net expenses
to average net assets	1.65[d]	1.65	1.64	1.66	1.65	1.65
Ratio of net investment (loss)
to average net assets	(.63)[d]	(.68)	(.71)	(.63)	(.84)	(.65)
Portfolio Turnover Rate	52.56[c]	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period
($ x 1,000)	20,643	20,739	9,945	6,097	7,085	5,060

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2009			Year Ended April 30,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.39	15.07	16.28	14.69	13.95	13.82
Investment Operations:
Investment (loss)—net[a]	(.09)	(.20)	(.23)	(.20)	(.25)	(.21)
Net realized and unrealized
gain (loss) on investments	1.52	(3.46)	(.05)	2.41	1.04	.57
Total from Investment Operations	1.43	(3.66)	(.28)	2.21	.79	.36
Distributions:
Dividends from net realized
gain on investments	—	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	12.82	11.39	15.07	16.28	14.69	13.95
Total Return (%)[b]	12.55[c]	(24.26)	(1.88)	15.48	5.64	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.03[d]	2.94	3.30	3.61	3.36	4.57
Ratio of net expenses
to average net assets	2.40[d]	2.40	2.40	2.41	2.40	2.40
Ratio of net investment (loss)
to average net assets	(1.37)[d]	(1.47)	(1.47)	(1.38)	(1.60)	(1.43)
Portfolio Turnover Rate	52.56[c]	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period
($ x 1,000)	713	816	1,358	1,512	1,985	1,108

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
October 31, 2009			Year Ended April 30,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.38	15.05	16.27	14.68	13.93	13.81
Investment Operations:
Investment (loss)—net[a]	(.09)	(.18)	(.22)	(.20)	(.24)	(.20)
Net realized and unrealized
gain (loss) on investments	1.52	(3.47)	(.07)	2.41	1.04	.55
Total from Investment Operations	1.43	(3.65)	(.29)	2.21	.80	.35
Distributions:
Dividends from net realized
gain on investments	—	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	12.81	11.38	15.05	16.27	14.68	13.93
Total Return (%)[b]	12.57[c]	(24.23)	(1.89)	15.42	5.72	2.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.91[d]	2.87	3.15	3.49	3.38	4.50
Ratio of net expenses
to average net assets	2.40[d]	2.40	2.39	2.41	2.40	2.40
Ratio of net investment (loss)
to average net assets	(1.39)[d]	(1.41)	(1.46)	(1.38)	(1.58)	(1.42)
Portfolio Turnover Rate	52.56[c]	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period
($ x 1,000)	3,416	2,968	2,203	721	867	684

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
October 31, 2009			Year Ended April 30,
Class I Shares	(Unaudited)	2009	2008[a]	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.24	16.03	17.09	15.25	14.31	14.01
Investment Operations:
Investment (loss)—net[b]	(.02)	(.07)	(.08)	(.09)	(.07)	(.04)
Net realized and unrealized
gain (loss) on investments	1.62	(3.70)	(.05)	2.55	1.06	.57
Total from Investment Operations	1.60	(3.77)	(.13)	2.46	.99	.53
Distributions:
Dividends from net realized
gain on investments	—	(.02)	(.93)	(.62)	(.05)	(.23)
Net asset value, end of period	13.84	12.24	16.03	17.09	15.25	14.31
Total Return (%)	13.07[c]	(23.50)	(.90)	16.57	6.90	3.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.71[d]	2.00	2.24	2.14	2.26	3.58
Ratio of net expenses
to average net assets	1.40[d]	1.40	1.40	1.41	1.27	1.40
Ratio of net investment (loss)
to average net assets	(.37)[d]	(.51)	(.47)	(.62)	(.44)	(.42)
Portfolio Turnover Rate	52.56[c]	147.25	82.36	86.39	88.93	139.99
Net Assets, end of period
($ x 1,000)	71	79	180	113	1,235	1,127

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Health Care Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective seeks long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an invest-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

	Level 2—Other	Level 3—
Level 1—	Significant	Significant
Unadjusted	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total

Assets ($) Investments in Securities: Equity Securities—

Domestic†	22,304,348	—	—	22,304,348
Equity Securities—
Foreign†	2,108,502	—	—	2,108,502
Mutual Funds	3,404,587	—	—	3,404,587

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities trans-

actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009, The Bank of New York Mellon earned $1,482 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended April 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $1,759,519 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2009 was as follows: ordinary income $41,842.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and the fund continues participation with other Dreyfus-managed funds in a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”) each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $5,200 with a related weighted average annualized interest rate of .97%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, from May 1, 2009 until liquidation date on or about January 13, 2010, see Note 5, that, if the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage fees, commitment fees, 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $74,219 during the period ended October 31, 2009.

During the period ended October 31, 2009, the Distributor retained $1,313 from commissions earned on sales of the fund’s Class A shares and $208 and $5,246 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2009, Class B and Class C shares were charged $3,023 and $12,734, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class B and Class C shares were charged $26,211, $1,007 and $4,245, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $22,310 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $3,625 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $6,009 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $19,666, Rule 12b-1 distribution plan fees $2,764, shareholder services plan fees $5,447, custodian fees $3,455, chief compliance officer fees $3,897 and transfer agency per account fees $7,959, which are offset against an expense reimbursement currently in effect in the amount of $22,304.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $12,880,082 and $14,860,016, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At October 31, 2009, accumulated net unrealized appreciation on investments was $2,449,360, consisting of $3,061,268 gross unrealized appreciation and $611,908 gross unrealized depreciation.

At October 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

In November 2009, the Trustees of the Company approved the liquidation of the fund as a separate series of the Company to be effective on or about January 13, 2010.Accordingly, effective December 1, 2009, no new or subsequent investments in the fund will be permitted.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund’s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load health/biotechnology funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional health/biotech-nology funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the 2-, 3-, 4- and 5-year periods and was below the Performance Group and Performance Universe medians for the 1-year period ended May 31, 2009.The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years since inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual and contractual management fees were lower, and the fund’s expense ratio was higher, than the Expense Group and Expense Universe medians. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser, including soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and management fee information (including the fee waiver and expense reimbursement arrangement), costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	December 23, 2009

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EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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